UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 14, 2008

ACCOUNTABILITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30734 (Commission File Number)	11-3255619 (IRS Employer Identification Number)
195 Route 9 South, Suite 109 Manalapan, New Jersey 07726 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 333-3622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2008, we issued a news release to report our financial results for the fiscal quarter ended June 30, 2008.  A copy of the release is furnished as Exhibit 99.1 to this current report.

The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits:

Exhibit No.                                Description

99.1                      News Release dated August 14, 2008, of
Accountabilities, Inc. Re: Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accountabilities, Inc.
(Registrant)

Date: August 15, 2008	By:	/s/ Jeffrey J. Raymond
Name: Jeffrey J. Raymond
Title: Chief Executive Officer